Equity Offerings	6 Months Ended
Jun. 30, 2014
Equity [Abstract]
Equity Offerings

14) Equity Offerings

(US $ in thousands)	As of June 30, 2014
Gross proceeds received (1)	133,447
Less: Underwriters’ discount	4,381
Less: Offering expenses	315
Net proceeds received	128,751

(1)	Includes General Partner’s 2% proportional capital contribution

On June 27, 2014, the Partnership sold 4,600,000 common units, representing limited partner interests, in an underwritten public offering and granted the underwriters a 30-day option to purchase an additional 690,000 common units. In connection with the offering, the Partnership’s general partner contributed a total of $2.7 million in order to maintain its 2% general partner interest in the Partnership. The Partnership’s total net proceeds from the public offering and the related General Partner’s contribution were $128.8 million as of June 30, 2014. Following this offering, KNOT’s interest in the Partnerships (including the general partner’s interest) was diluted from 51% to 41%.

In connection with the partial exercises by the underwriters of their option to purchase additional common units, on July 14, 2014 and July 24, 2014, the Partnership issued and sold 150,000 common units and 490,000 common units, respectively, and the General Partner made an additional $0.4 million aggregate capital contribution to the Partnership in order to maintain its 2% general partner interest in the Partnership.

The Partnership used the net proceeds from the offering and related capital contribution by the general partner to fund the cash portion of the purchase prices of the Hilda Knutsen and the Torill Knutsen and for general partnership purposes.